American Century Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

FUNDAMENTAL EQUITY FUND
(A CLASS/B CLASS/C CLASS)

Supplement dated December 15, 2004 * Prospectus dated November 30, 2004

THE FOLLOWING PARAGRAPH IS ADDED AS THE LAST PARAGRAPH UNDER WHAT ARE THE
PRINCIPAL RISKS OF INVESTING IN THE FUND? ON PAGE 7.

     The fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

SH-SPL-41309   0412